Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I

Foreign Value Fund

(the “Fund”)

Supplement dated August 15, 2018, to the Fund’s Summary Prospectus dated October 1, 2017, as supplemented and amended to date

On August 7, 2018, the Board of Directors (the “Board”) of VALIC Company I (the “Company”), including a majority of those trustees who are not interested persons of the Trust, as defined in the Investment Company Act of 1940, as amended, approved a new Investment Sub-Advisory Agreement (the “Subadvisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and Wells Capital Management Incorporated (“WellsCap”) with respect to the Fund. WellsCap will replace Templeton Global Advisors Limited as a subadviser to the Fund. In connection with such replacement, the Board approved (i) a change of the Fund’s name from the Foreign Value Fund to the International Value Fund, (ii) certain changes to the Fund’s principal investment strategies, and (iii) a change to the Fund’s benchmark index from the MSCI EAFE Index to the MSCI ACWI ex-USA Index.

At the meeting, the Board also approved an Advisory Fee Waiver Agreement (the “Fee Waiver Agreement”) with respect to the Fund. Pursuant to the Fee Waiver Agreement, VALIC is contractually obligated to waive a portion of its advisory fee with respect to the Fund so that the advisory fee rate payable by the Fund to VALIC under the Investment Advisory Agreement with the Company (the “Advisory Agreement”) is 0.66% on the first $250 million of average daily net assets, 0.61% on the next $250 million of average daily net assets, 0.56% on the next $500 million of average daily net assets and 0.51% on assets over $1 billion.

It is currently anticipated these changes will become effective on or about September 10, 2018 (the “Effective Date”). The Fee Waiver Agreement will continue in effect until September 30, 2019. In addition, the Fee Waiver Agreement will automatically terminate upon the termination of the Investment Advisory Agreement. VALIC may not recoup any advisory fees waived with respect to the Fund pursuant to the Fee Waiver Agreement.

The Board has the authority, pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. Shareholders of record on August 31, 2018, will receive a notice explaining how to access an information statement that contains additional information you should know about the new Subadvisory Agreement.

On the Effective Date, the following changes to the Prospectus will become effective:

All references to “Foreign Value Fund” are replaced by “International Value Fund.”

The section entitled “Fund Summary: Foreign Value Fund – Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of foreign issues. The Fund may also invest up to 30% of its total assets in emerging market equity securities. The Fund will invest in securities of at least three different countries, including the United States. The Fund normally invests in common stock, preferred stock, rights, warrants and American Depository Receipts (ADRs). The Subadviser considers equity securities of foreign issuers (or foreign securities) to be equity securities: (1) issued by companies with their principal place of business or principal office or both, as determined in their reasonable discretion, in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S.

The Subadviser uses bottom-up stock selection, based on in-depth fundamental research as the cornerstone of their investment process. During each stage of the process, it also considers the influence on the investment theses of top-down factors such as macroeconomic forecasts, real economic growth prospects, fiscal and monetary policy, currency issues, and demographic and political risks. Sector and country weights result from, rather than determine, their stock-selection decisions. The Subadviser’s investment process seeks companies that it believes are undervalued in the marketplace compared to their intrinsic value. Additionally, the Subadviser seeks to identify catalysts that will unlock value, which will then be recognized by the market. The Subadviser may purchase securities across any market capitalization and may use forward foreign currency exchange rate contracts to hedge against the movement in the value of foreign currencies.

The Subadviser conducts ongoing review, research, and analysis of their portfolio holdings. The Fund may sell a stock if it achieves its investment objective for the position, if a stock’s fundamentals or price change significantly, if they change their view of a country or sector, or if the stock no longer fits within the risk characteristics of the Fund’s portfolio.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

The following is added to the section entitled “Fund Summary: Foreign Value Fund – Principal Risks of Investing in the Fund.”

Large-Cap Companies Risk. Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Mid-Cap Company Risk. Investing primarily in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Small-Cap Company Risk. Investing in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Derivatives Risk. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.

Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment by taking an offsetting position (often through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Warrant Risk. A warrant entitles the holder to purchase a specified amount of securities at a pre-determined price. Warrants may not track the value of the securities the holder is entitled to purchase and may expire worthless if the market price of the securities is below the exercise price of the warrant.

In the section entitled “Fund Summary: Foreign Value Fund – Performance Information,” the first paragraph is deleted in its entirety and replaced with the following:

Wells Capital Management Incorporated (“WellsCap”) assumed subadvisory duties on September 10, 2018. From inception through September 9, 2018, Templeton Global Advisors Limited was subadviser to the Fund.

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI EAFE Index (net) and the MSCI ACWI ex USA Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

The “Average Annual Total Returns” table in the section entitled “Fund Summary: Foreign Value Fund – Performance Information,” is deleted and replaced with the following:

Average Annual Total Returns (For the periods ended December 31, 2016)

	1 Year	5 Years	10 Years

Fund	12.09%	6.60%	1.58%

MSCI EAFE Index (net)[1]	1.00%	6.53%	0.75%

MSCI ACWI ex-USA Index (net)[1]	4.50%	5.00%	0.96%

[1]

Effective September 10, 2018, the Fund changed the benchmark against which it measures its performance from the MSCI EAFE Index (net) to the MSCI ACWI ex-USA Index (net). Fund management believes that the MSCI ACWI ex-USA Index (net) is more representative of the securities in which the Fund invests.

The section entitled “Fund Summary: Foreign Value Fund – Investment Adviser” is deleted in its entirety and replaced with the following:

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is subadvised by WellsCap.

Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since

Dale A. Winner, CFA Lead Portfolio Manager	2018
Venkateshwar (Venk) Lal Associate Portfolio Manager, Head of EverKey Investment Risk and Strategy	2018

For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 115.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.